UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
January 12, 2007

Permanent Master Issuer plc
(Exact name of issuing entity as specified in its charter)
 Permanent Funding (No. 2) Limited
(Exact name of depositor as specified in its charter)
Halifax plc
(Exact name of sponsor as specified in its charter)

England and Wales	333-137495	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

35 Great St. Helen's, London, United Kingdom	EC3A 6AP

(Address of principal executive offices of the issuing entity)	(Zip Code)

Issuing entity’s telephone number, including area code: +44 (0)20 7398-6300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Other Events.

The Trust Deed, dated as of October 17, 2006 (the “Trust Deed”) by and between Permanent Master Issuer plc, as master issuer, and The Bank of New York, as note trustee, which was filed as an exhibit to the Current Report on Form 8-K dated November 1, 2006, Trust Deed was amended and supplemented by the Supplemental Trust Deed, dated as of January 12, 2007 (the “Supplemental Trust Deed”), by and between Permanent Master Issuer plc, as master issuer, and The Bank of New York, as note trustee.

The Supplemental Trust Deed amended the Trust Deed in the following respects. First, the fourth paragraph of Condition 4.1(d) (Interest on Fixed Rate Notes) and the second paragraph of Condition 4.2(d) (Interest on Floating Rate Notes – Determination of Rate of Interest and Calculation of Interest Amounts) of the Terms and Conditions (as supplemented by the 2006-1 Final Terms) were each amended to add that (in the case of a Global Note) the resulting total of the calculation described is to be apportioned between the Noteholders in respect thereof pro rata and pari passu. Furthermore, the second paragraph of Condition 4.2(d) was additionally amended to state that the amount of interest payable on the Floating Rate Notes will be calculated in respect of each Specified Denomination or (in the case of a Global Note) the Principal Amount Outstanding thereunder. These amendments were made to conform the payment of interest on the Notes under the Terms and Conditions with the calculation of the payment from each Master Issuer Swap Provider to the Master Issuer under the relevant Master Issuer Swap Agreement in respect of the 2006-1 Notes.

Second, the definition of “Business Day” in Condition 4.2(a) (Interest on Floating Rate Notes – Interest Payment Dates) of the Terms and Conditions (as supplemented by the 2006-1 Final Terms) was amended by (a) making a day on which the TARGET System is open a component of the definition for all sums payable in euro and (b) making the former clause (iii)(1) of the definition applicable only to sumbs payable in a Specified Currency other than sterling, US dollars or euro. This amendment was made to conform the Interest Payment Date in respect of the Notes to the Funding 2 Interest Payment Date. Third, item 17(b) of the 2006-1 Final Terms, which defines “Business Day Convention” for the purposes of the Terms and Conditions of the 2006-1 Notes, was amended by changing the convention from “Modified Following Business Day” to “Following Business Day.” This amendment was made to conform the 2006-1 Final Terms with the Master Intercompany Loan Agreement, where the Following Business Day convention applies to the payment of interest by Funding 2 to the Master Issuer.

Capitalized terms used in this Form 8-K and not defined shall have the meanings assigned to them in the Supplemental Trust Deed attached as Exhibit 4 hereto.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description of Exhibit

4	Supplemental Trust Deed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMANENT FUNDING (NO. 2) LIMITED, By: /s/ James Macdonald Name: SFM Directors Limited, by its authorized person, James Macdonald, for and on its behalf Title: Director

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4	Supplemental Trust Deed